UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2012

HARLEYSVILLE GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14697	51-0241172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Maple Avenue, Harleysville, Pennsylvania	19438
(Address of Principal Executive Offices)	(Zip Code)

(215) 256-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

As previously disclosed in a Current Report on Form 8-K filed by Harleysville Group Inc. (the “Company” or “Harleysville Group”) on September 30, 2011, the Company and Harleysville Mutual Insurance Company (“Harleysville Mutual”) entered into an Agreement and Plan of Merger, dated September 28, 2011 (the “Merger Agreement”), with Nationwide Mutual Insurance Company (“Nationwide Mutual”) and its wholly owned subsidiary, Nationals Subs, Inc. (“Merger Sub”).  Pursuant to the Merger Agreement, upon receipt of all required approvals and consents, and satisfaction of all closing conditions, Harleysville Mutual will merge with and into Nationwide Mutual (the “Parent Merger”) and Merger Sub will merge with and into the Company (the “Subsidiary Merger”, and together with the Parent Merger, the “Mergers”).

Also, as previously disclosed in the Definitive Proxy Statement on Schedule 14A filed by the Company on March 22, 2012, the Pennsylvania Insurance Department engaged Boenning & Scattergood, Inc. to serve as financial advisor to the Pennsylvania Insurance Department to review the proposed Parent Merger and specifically in connection with issuing a report and conclusions as to the reasonableness of Harleysville Mutual’s conclusion that the Parent Merger is fair to the policyholders of Harleysville Mutual.  Boenning & Scattergood has issued its Report to the Pennsylvania Insurance Department.

On April 16, 2012, the Insurance Commissioner of the Commonwealth of Pennsylvania (the “Commissioner”) issued a Decision and Order pursuant to which the application filed by Nationwide Mutual regarding the Mergers was approved.  The Commissioner concluded that the terms and conditions of the Parent Merger are fair and that the Parent Merger is in accordance with Pennsylvania law and not injurious to the interests of the policyholders and creditors.  In addition, the Commissioner concluded that the Subsidiary Merger does not change the ultimate controlling person of the parties to the Mergers and is therefore exempt from the requirements of the Insurance Holding Companies Act of Pennsylvania.

The Parent Merger remains subject to the approval of the Superintendent of Insurance of the State of Ohio and the Insurance Commissioner of the State of California.

In addition, subject to the approval of the Parent Merger by the Superintendent of Insurance of the State of Ohio and the Insurance Commissioner of the State of California, (1) the New Jersey Department of Banking and Insurance has approved the change of control of Harleysville Insurance Company of New Jersey, a wholly owned subsidiary of the Company, and (2) the Michigan Office of Financial and Insurance Regulation has approved the change of control of Harleysville Lake States Insurance Company, also a wholly owned subsidiary of the Company.

Copies of (1) the Commissioner’s Decision and Order and (2) the Report issued by Boenning & Scattergood are available on the Pennsylvania Insurance Department’s website at http://www.portal.state.pa.us/portal/server.pt/community/industry_activity/9276/harleysville_nationwide_merger/1018193.

Cautionary Notice Regarding Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be deemed to be forward-looking statements. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future company or industry performance based on management’s judgment, beliefs, current trends and market conditions. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in any forward-looking statement. Forward-looking statements made by Nationwide Mutual, Harleysville Mutual or Harleysville Group may be identified by the use of words such as “will,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “seeks,” “estimates,” and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) Harleysville Group may be unable to obtain stockholder approval required for the transactions; (2) regulatory approvals required for the transactions may not be obtained, or required regulatory approvals may delay the transactions or result in the imposition of conditions that could have a material adverse effect on Nationwide Mutual, Harleysville Mutual or Harleysville Group or cause the parties to abandon the transactions; (3) conditions to the closing of the transactions may not be satisfied; (4) the business of Nationwide Mutual, Harleysville Mutual or Harleysville Group may suffer as a result of uncertainty surrounding the transactions; and (5) Nationwide Mutual, Harleysville Mutual or Harleysville Group may be adversely affected by other economic, business, and/or competitive factors. These and other factors that could cause Harleysville Group’s actual results to differ materially from those expressed or implied are discussed under “Risk Factors” in Harleysville Group’s most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission. Nationwide Mutual, Harleysville Mutual and Harleysville Group undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions between Harleysville and Nationwide. In connection with the proposed transactions, Harleysville Group has filed a definitive proxy statement on Schedule 14A, which is available free of charge on the SEC’s web site, http://www.sec.gov. On March 22, 2012, Harleysville Group filed and commenced mailing to stockholders a definitive proxy statement with respect to the proposed transactions. WE URGE STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HARLEYSVILLE GROUP AND THE PROPOSED TRANSACTIONS. Investors will be able to obtain free copies of the definitive proxy statement as well as other filed documents containing information about Harleysville Group on the SEC’s website at http://www.sec.gov. Free copies of Harleysville Group’s SEC filings are also available from Harleysville Group Inc., 355 Maple Avenue, Harleysville, PA 19438-2297, Attention: Mark R. Cummins, Executive Vice President, Chief Investment Officer & Treasurer.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management, employees and Harleysville Mutual may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transactions.  Information regarding the executive officers and directors of the Company is set forth in its definitive proxy statement for its 2011 annual meeting filed with the SEC on March 23, 2011.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transactions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2012		HARLEYSVILLE GROUP INC.

	By:	/s/ Robert A. Kauffman
Robert A. Kauffman
Senior Vice President, Secretary, General Counsel & Chief Compliance Officer